102 CAPITAL GAINS SHARE OPTION AGREEMENT


Made and entered into on the __ day of ________, 2003


Between

M-Wise Inc.
10 Hasadnaot Street, Herzeliya Pituach, Israel 46728
 (the "Company")

and

         --------------------
====================

 (the "Employee")


WHEREAS:          The Employee is an employee of the Company and/or a
Related Company; and

WHEREAS: The Company desires to grant the Employee options to purchase shares in the Company, and/or issue to the Employee shares in the Company and the Employee is interested in receiving the aforesaid options and/or purchasing the aforesaid shares, all in accordance with and subject to the Company's Israel Stock Option Plan (2003) and the annexes thereto (the "Plan") and the provisions of this Agreement, and their intention is that the provisions of the Ordinance, Section 102 and the Rules shall apply to the shares issued and/or options granted; and

WHEREAS:          The Employee has read the Rules and the Plan, wishes to
be bound by them and desires that they apply to the options and shares which shall be granted to him hereunder;

NOW, THEREFORE, it is agreed as follows:

         Preamble
1.1 The preamble to this Agreement is the basis and constitutes an integral part thereof. 1.2 Unless the context otherwise requires, terms used herein this Agreement shall have the same meaning as in the Plan.
         Application of the Provisions of the Plan
2.1 The Employee hereby confirms that he or she has carefully read the Plan and that he or she acknowledges and agrees to all of the provisions, conditions, limitations, authorizations, declarations and commitments included therein. 2.2 The Employee declares and agrees that this Agreement and the Plan prevail over any previous agreement, arrangement and/or understanding, whether written or oral between the Employee and the Company and/or any Related Company, or the officers and/or


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directors  and/or the  shareholders  thereof with respect to the matters  herein included, and with respect to the Company's shares and/or any option to purchase shares in the Company which have not yet been actually issued or granted, and that any agreement, arrangement and/or understanding as aforesaid are null and void and of no further force or effect. 2.3 All of the provisions, conditions, limitations and declarations included and specified in the Plan, as the same shall be amended from time to time, are hereby incorporated herein by reference and constitute an integral part of this Agreement and of the Employee's commitments hereunder. Except and to the extent otherwise expressly provided herein, nothing in this Agreement or in the provisions hereof shall derogate from anything contained in the Plan. 2.4 The Employee declares, covenants and agrees that the Law and the Rules, as the same shall be amended from time to time, including the trust deed between the Company and the trustee (the conditions whereof are accepted by the Employee and upon signing this Agreement he or she approves them as an integral part of this Agreement) and the notice to the Assessing Officer about the allotment, are fully binding on the Employee and shall prevail in case of contradiction, over any other provision in the Agreement or in the Plan. 2.5 The Employee declares and agrees that he or she is restricted from making any disposition of the Option or the Shares for a period of at least 24 months from the end of the tax year in which the Options are allocated to the trustee or a shorter period as approved by the tax authorities (the "Lock-up Period"). The meaning of the above restriction for purposes of the tax authorities is that if the Employee voluntarily sells the Option or the Shares before the end of the Lock-up Period, the Option or the Shares shall be subject to tax as ordinary income as per Sections 2(1) and 2(2) of the Ordinance and the other provisions thereof. 2.6 Notwithstanding any of the foregoing, the Employee may, at his or her discretion, elect that the provisions of Section 102 shall not apply to the grant of Options hereunder, and that alternative tax treatment shall apply (whether or not entailing holding periods for the Options or Shares granted to the Employee such as those set forth in Section 2.5 above or elsewhere herein, and whether or not requiring a trustee to hold the Options or Shares on behalf of the Employee) provided that, in conjunction with such election and the release of the Shares or Options from the trustee to the Employee (if applicable), the Employee shall acknowledge in writing that he or she is and shall be solely responsible for the tax and other financial consequences of the Employee's elected tax treatment and shall release the Company from any claims in connection therewith. The aforementioned election shall not accelerate or affect the vesting of the Employee's options set forth in Section 3 below, or detract from the Proxy an Power of Attorney. 2.7 A copy of the Plan is attached hereto and constitutes an integral part hereof. 3. Grant of Option; Vesting 3.1 Subject to this Agreement and the Plan, the Company shall


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grant to the trustee,  by an "approved  issue" within the meaning of the Law, an option under the "Capital Gains" route according to Section 102(b)(2) of the Ordinance (the "Option") to purchase ________ [Common Stock] [Series B Preferred Stock] of the Company ("Shares") at an exercise price of $0.01 per share, at the time and in the manner hereinafter provided.
         The term of the Option shall be 8 years from the date hereof or such shorter period as is prescribed herein or in the Plan (the "Term"). 3.2 The Option shall be exercisable, in whole or in part, according to the following vesting schedule: 25% of the Shares subject to the Option shall vest upon each anniversary from ____________, subject to the Employee's continuing employment with the Company or any Related Company on such dates. 3.3 The consideration shall be paid on the date of the exercise of the Option. The Option shall be exercisable by the trustee on behalf of the Employee in progressive stages on the exercise dates, as aforesaid, provided that the Employee shall have been continuously employed by the Company and/or a Related Company, from the date hereof until such date of exercise. 4. Non Assignability
         The Employee's rights to: (a) receive and exercise the Option; (b) receive all or part of the Shares from the trustee; (c) require that the same shall be registered in his name; and (d) request that the trustee sell Shares on his behalf, are subject to the Plan and are personal and not transferable (other than pursuant to the laws of inheritance), and may not be made subject to any pledge, lien, attachment or other charge whether voluntary or by law, and no power of attorney or a transfer deed shall be given in respect thereof, whether it is to be effective immediately or in the future, whether directly or indirectly, and any such transfer shall be null and void.
         The Employee acknowledges and hereby agrees that, in addition to the limitations on transferability of the Shares, pursuant to the Company's incorporation documents, as shall be in effect from time to time, for as long as the Company is a private company or a public company whose shares are not traded on any stock exchange, the Employee's shares in the Company shall not be transferable, without the prior approval of the board of directors of the Company
(the "Board"), which approval may be withheld at its absolute discretion.
5.       Employee Representations, Warranties and Covenants
         Without derogating in any manner from the provisions of the Plan or this Agreement, the Employee hereby represents, warrants, agrees and undertakes as follows: 5.1 The shares are being purchased for the Employee's own account for investment purposes only and not with a view for resale or transfer, and that all the rights pertaining to the Shares, by law or equity, shall be purchased and possessed by the Employee (through the trustee) for the Employee exclusively. 5.2 That he or she acknowledges that the Company's shares are not publicly traded and understands that the Company bears no responsibility and has made no commitment to register its shares,


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or the Options or Shares  allotted to the Employee,  for trading or to offer its shares to the public in any manner. 5.3 The Employee acknowledges and agrees that no income or gain which the Employee may be credited with or which purports to be credited to the Employee as a result of the grant of the Option, the issue of the Shares, the transfer into the Employee's name thereof or the sale thereof, if any, shall in any manner be taken into account in the calculation of the basis for the Employee's entitlements from the Company or any Related
Company or in the calculation of any social welfare right or other rights or benefits arising out of the employee/employer relationship, including without limitation, social security, manager's insurance, educational fund, pension funds, severance pay, holiday pay, etc.
         In the event that the Company and/or any Related Company shall be required, pursuant to any law, to take into account for purposes of calculating any such benefits, any of the aforesaid elements of income or gain actually or theoretically credited to the Employee, the Employee shall promptly indemnify the Company and/or any Related Company against any expense caused to it in this regard, and any such amount shall be deemed a debt of the Employee to the Company and/or any Related Company, which may be deducted or set off from any amounts payable to the Employee. 5.4 The Employee acknowledges that nothing in this Agreement and/or in the Plan shall be interpreted as a commitment and/or an agreement by the Company and/or any Related Company to employ the Employee, whether for a certain period or otherwise, and that nothing in this Agreement and/or the Plan or any option granted pursuant hereto or thereto shall be interpreted as conferring upon the Employee any right to continue in the employment of the Company or any Related Company or as obliging the Company or any Related Company to employ the Employee or as restricting the rights of the Company and/or any Related Company to terminate the Employee's employment, at any time, at its sole discretion and in accordance with law. The Employee shall have no claim whatsoever against the Company and/or any Related Company as a result of the termination of his employment, even if such termination causes the Option or any other options, in whole or in part, to expire and/or prevents him from exercising the Option in whole or in part and/or from receiving or retaining the Shares pursuant hereto or to any other agreement between him and the Company, or results in any loss due to any imposition of tax liability (including any early imposition) pursuant to applicable law. 5.5 The Employee acknowledges that the grant of the Option and the issue of the Shares, the execution of this Agreement and the Employee's participation in the Plan shall have tax consequences to the Employee, and that the Company is not able to ensure or represent to the Employee the nature and extent of such tax consequences.
         The Employee acknowledges and agrees that pursuant to the Plan, the Employee shall be liable to pay all taxes, of every nature, including duties, fines and any other payment which may be imposed by the tax authorities, whether in Israel or abroad, and all expenses arising out of the Plan, including every obligatory payment of whatever source in respect of the Option, the Shares

(including, without limitation, upon the exercise of the Option, the sale of the Shares or the registration of the Shares in the Employee's name) or dividends or any other benefit in respect thereof, and/or all other charges which may accrue to the Employee, the Company, any Related Company and/or the trustee in connection with the Plan, whether or not the provisions of the Law or the Commissioner's Rules apply. Furthermore, the Employee acknowledges that the Employee shall not have, and the Employee hereby waives, any complaint and/or cause of action the same has or shall have in the future against the trustee and/or against the Company in any way connected to any taxation resulting from the grant of the Option, the exercise thereof, the transfer of Shares into the Employee's name, the sale of Shares by the Employee and/or by the trustee and/or any other matter which is in any manner whatsoever connected to the Option, the Shares and/or the participation of the Employee in the Plan.
         The Employee further acknowledges and agrees that, without derogating from the Employee's obligation to pay all taxes payable with respect to the Option and the Shares, the Company and/or any Related Company and/or the trustee shall at their absolute sole discretion be entitled (and/or obliged pursuant to the Law), to deduct at source from all the payments due to the Employee, including dividends, consideration for the sale of shares or from any other source, any tax payments due to the tax authorities in respect of the Option or the Shares pursuant to any law. 5.6 The Employee acknowledges that he or she is aware of, and clearly understands: (a) the rights and limitations attached to the Shares as set forth in the Company's by-laws and Certificate of
Incorporation,   the  Plan  and  this   Agreement;   (b)  the   limitations   on
transferability thereof set forth in the by-laws and Certificate of Incorporation, the Plan and this Agreement; (c) that the Company's by-laws and Certificate of Incorporation may be amended from time to time as permitted by law; and (d) that the provisions of the by-laws and Certificate of Incorporation of the Company which shall apply to the Shares shall be the provisions which shall be in effect from time to time; and that, as a result, inter alia, of these limitations, it may be difficult or impossible for the Employee to realize his investment and/or to sell or otherwise transfer the Shares. 5.7 In the event that the Company's by-laws or Certificate of Incorporation, now or at any time hereafter, provide for a right of first refusal to purchase shares of the Company which are offered for sale by other shareholders of the Company and/or a pre-emptive right to purchase shares which are being allotted or shall in the future be allotted by the Company, the Employee hereby waives such rights. For the purpose of the approval of any transfer or the execution of any issue as aforesaid, this Agreement shall constitute an authorization, for the benefit of the Company and the Company's shareholders, to the trustee and/or to the attorney empowered pursuant to the Proxy and Power of Attorney attached as Appendix C to the Plan, or in such other form as shall be approved by the Board (the "Attorney" and the "Proxy and Power of Attorney" respectively), until the consummation of the initial public offering of the Company's shares pursuant to an effective registration statement, prospectus or similar document in Israel or such other jurisdiction as is determined by the Board (the "IPO"), to sign any confirmation or waiver in the name of the Employee and on his behalf. The Employee shall not sell, and shall not instruct the trustee to sell, the Shares or any part thereof to any third party, unless such third party signs a waiver and a power of attorney as aforesaid. 5.8 The shares issued with respect to the Option granted hereunder will be held by the trustee and registered in his name until the earlier of the consummation of the IPO or 5 years from the date of their issue, after which time the Employee may request their registration in his name and transfer to him subject to the provisions of the Law, the Rules and the Plan, all as shall be in effect from time to time (e.g. payment of taxes, etc.). 5.9 The Employee shall have none of the rights of a shareholder of the Company, for as long as the Option has not been exercised and, once exercised, for as long as the Shares have not been transferred and registered in the Employee's name in the Company's register of members pursuant to the Plan. 5.10 In accordance with the Proxy and Power of Attorney, for as long as any shares are held by the trustee or registered in his name or for as long as the certificates representing any shares are held by the trustee, and in respect of shares registered in the name of the Employee, until the IPO, the trustee alone shall be entitled to receive every notice to which a shareholder is entitled, or to demand any information, and any financial and/or other report to which a shareholder is entitled from the Company, and only he or she, or the Attorney, shall be entitled to exercise every other right of the shareholders vis-a-vis the Company including the right to participate in and to vote at all shareholders' meetings. The Employee shall not be entitled to exercise any of these rights as shareholder nor make any demand or request of the trustee and/or of the Attorney in this regard. Without derogating from the generality of the above, the Employee shall not have nor exercise any voting rights with respect to the Shares until they are transferred and registered in his name in the Company's register of members pursuant to the Plan. 5.11 That until the consummation of the IPO, the Employee shall provide at the Company's request, any certificate, declaration or other document and shall perform any act which the Company or the Trustee shall consider to be necessary or desirable pursuant to any law, whether local or foreign, including any certificate or agreement which the Company shall require, if any, from the Employee as a member of a class of shareholders, or any certificate, declaration or other document the obtaining of which shall be deemed by the Board or the Trustee to be appropriate or necessary for the purpose of raising capital for the Company, of merging the Company with another company (whether the Company is the surviving entity or not), or of reorganization of the Company, including, in the event of a consolidation or merger of the Company or any sale, lease, exchange or other transfer of all or substantially all of the assets or shares of the Company, the sale or exchange, as the case may be, of any shares or rights to purchase shares the Employee (or the trustee on his behalf) may have purchased or been granted hereunder all as shall be deemed necessary or desirable by the Board or the trustee.
         In order to guarantee, and without derogating from, the aforesaid, and because the rights of the Company and the other shareholders are dependent thereon, the Employee shall, upon signing this Agreement and as a condition to the grant of any options hereunder, execute the Proxy and Power of Attorney, or in such other form as shall be approved by the Board, irrevocably empowering the Attorney, until consummation of the IPO, to sign in his name as aforesaid on any document as aforesaid, and the Employee shall have no complaint or claim against the trustee and/or the Attorney in respect of any such signature or action, or in respect of any determination of the Trustee pursuant hereto. The Employee will authenticate his signature in the presence of a notary if he or she shall be asked to do so by the Company, in order to give full validity to the power of attorney. 5.12 The Employee has received a copy of the Plan, has examined it, and acknowledges and agrees to all the provisions and conditions thereof. 5.13 The Employee has full knowledge of the Company and its activities, and is aware that the Company operates in a sophisticated, high tech and high risk sector, and that the market thereof is restricted and highly competitive, and that the exercise of the Option constitutes an economic risk. The Employee undertakes that he or she shall not have any claim against the Company and/or any Related Company or any of its or their officers, employees, shareholders or advisors if the Employee's investment in the Shares shall fail or for the payment of any tax due or for any other reason. 6. Taxes; Indemnification of the Company, the Trustee and the Legal Advisor 6.1 All rights related to the Option or the Shares will be held by the trustee until the end of the Lock-up Period, including bonus shares, and will be subject to the provisions of Section 102.

6.2 The Employee hereby covenants, whether the provisions of the Law shall apply to the Employee or not, to bear all tax obligations, levies, fines and other payments which shall be imposed by the tax authorities (whether in Israel or abroad) and any other obligation from whatever source including but not limited to the obligations of the Employee and/or the Company and/or any Related Company and/or the trustee arising out of the Plan (including granting of the Option, exercise of the Option, issue of the Shares, transfer of the Shares into the Employee's name and the sale thereof by the Employee and/or by the trustee). Without derogating from the generality of the aforesaid the Employee's obligations in this regard shall include income tax, stamp tax, employer's tax, capital gains tax, social security insurance and any other tax, levy or payment which the Employee or the Company and/or any Related Company is or shall be obliged to pay because of the Option or the Shares (including deductions at source which the Company is obliged to make for tax imposed upon the Employee) and the Employee shall indemnify the Company and/or any Related Company and/or the trustee for every charge or payment as aforesaid, which may be deducted or set off from any amounts payable to the Employee. 6.3 Subject to the provisions of the Plan, the Employee hereby covenants to pay the Company and/or the trustee promptly upon their first request in writing, any sum for which they are responsible (or, in the Board's opinion, they might be responsible for), and which is payable by the Employee as set forth in Section
6.2 hereof to the income tax authorities and/or any other governmental or administrative authority, whether in Israel or abroad (including for deduction of tax at source) pursuant to the Plan, and/or in respect of the Employee's participation in the Plan, whether the trustee's responsibility as aforesaid shall arise directly or in respect of any responsibility of the Employee for such payment. The Employee covenants to promptly indemnify the Company and/or any Related Company and/or the trustee for any charge or payment as aforesaid, which may be deducted or set off from any amounts payable to the Employee. 6.4 In no event shall the trustee or the Attorney be liable to the Company and/or the Employee and/or to any third party (including, without derogating from the generality of the aforesaid, the income tax authorities and any other governmental or administrative authority, whether in Israel or abroad) or a purchaser of Shares from the Employee (or the trustee), with respect to any act which has been or which shall be carried out in relation to the Plan and any matter connected thereto or arising therefrom. The Company and/or any Related Company and the Employee covenant, upon signing this Agreement, that they will not make, and they each hereby waive, any and all claims against the trustee and the Attorney as aforesaid and each of the Company, Related Company and the Employee expressly agree that if either shall make any claim against the trustee or the Attorney the same shall then be entitled on the grounds of this section alone to apply to the competent court for dismissal of the action against them, with costs. The Company covenants and agrees that if a claim is brought by any third party against the trustee or the Attorney the same will be entitled without objection by the Company, to join the Company as a third party to any such action and any judgment against them shall be paid by the Company.
         The Company and the Employee hereby covenant to indemnify the trustee, and/or the Attorney against any liability in relation to any claim and/or demand made against the trustee and/or the Attorney by any person whatsoever, including the tax authorities, in relation to their acts or omissions in connection with the Plan.
         The provisions of this section and the other provisions of this Agreement and the Plan which grant any right, power, immunity or any authority to the trustee, and/or the Attorney shall operate in favor of the trustee and the Attorney and they shall be entitled to act pursuant to and enforce such provisions, and the Company and the Employee shall be liable to the trustee and the Attorney as if they were parties to this Agreement. 7. Adjustments upon Changes in Capitalization, Merger, Sale, Dissolution or Liquidation. Notwithstanding the Plan in the event of a change in the Company's capitalization, sale, dissolution or liquidation of the Company the following adjustments will be made:
7.1 Changes in Capitalization. In the event that the Shares shall be subdivided or combined into a greater or smaller number of Shares or if, upon a reorganization, recapitalization or the like, the Shares shall be exchanged for other securities of the Company, the Employee shall be entitled, subject to the conditions herein stated, to purchase such number of Shares or amount of other securities of the Company as were exchangeable for the number of Shares of the Company which the Employee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange. In the event that the Company shall issue any of its Shares or other securities as bonus shares or a stock dividend upon or with respect to any Shares which shall at the time be subject to an Option hereunder, the Employee upon exercising such Option shall be entitled to receive (for the purchase price payable upon such exercise), the Shares as to which he or she is exercising such Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such bonus shares or stock dividend were declared, and such amount of Shares (and the amount in lieu of fractional Shares) as is equal to the Shares which he or she would have received had he or she been the holder of the Shares as to which he or she is exercising his Option at all times between the date of this Agreement and the exercise date of the Option. 7.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Employee as soon as practicable prior to the effective date of such proposed transaction. The Board in its discretion may provide for the Employee to have the right to exercise his Option until fifteen (15) days prior to such transaction as to all of the Shares, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. 7.3 Merger or Asset Sale. Notwithstanding any provision of the Plan, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Employee shall fully vest in and have the right to exercise the Option as to all of the Shares, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Employee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share, immediately prior to the merger or sale of assets, the consideration (whether shares, cash, or other securities or property) received in the merger or sale of assets by holders of shares for each Share held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or sale of assets is not solely ordinary shares (or their equivalent) of the successor corporation or its parent or subsidiary, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share to be solely ordinary shares (or their equivalent) of the successor corporation or its parent or subsidiary equal in fair market value to the per share consideration received by holders of in the merger or sale of assets.

8.       Amendments to the Plan and/or Replacement thereof
         The Employee acknowledges, agrees and confirms that the Plan may be amended as provided for therein. The Employee hereby agrees and covenants not to raise any objection to any such amendment as aforesaid and that the Employee shall sign any document which according to the Company is necessary or desirable in order to give full force and effect to the amendment of the Plan. The Employee understands that any amendment to the Plan or any document connected to the Plan, shall bind him as if he or she were a party thereto. 9. Substitution of the Trustee
         The parties acknowledge and agree that the Company is entitled to replace the trustee and/or to nominate another person to serve as a trustee in lieu of the existing trustee if the same is no longer capable or willing to fulfill his duties and that the new trustee shall have the same powers and authority which the Plan and this Agreement grant the trustee.
10.      Governing Laws
         This Agreement shall be governed by and construed in
accordance with the laws of the State of Israel and, subject to the provisions of Section 11 below, the competent courts in the
Tel-Aviv district shall have exclusive jurisdiction with respect to any matter or conflict with respect thereto.
11.      Disputes
         As a condition of the granting of the Option, the Employee and the Employee's successors and assigns agree that any dispute or disagreement which shall arise under or as a result of this Agreement shall be determined by the Board, or any committee designated by the Board pursuant to the Plan, in its sole discretion and judgment and that any such determination and any interpretation by the Board or any such committee of the terms of this Agreement shall be final and shall be binding and conclusive for all purposes.
         In making any such determination or interpretation the Board or any such committee shall not be bound by the rules of procedure or evidence or substantive law and shall not be required to give any reasons therefore.

12.      Notices and/or Instructions
12.1 Every notice and/or instruction required or permitted to be given pursuant to this Agreement shall be given in writing and shall be deemed to have been delivered on the date of its delivery to the addressee by hand or 3 (three) days after having been sent by registered mail. The parties addresses for the purpose of this Section shall be, if a party has not communicated another address by written notice in advance, as follows:


The Company:               M-Wise Inc.
10 Hasadnaot Street,
Herzeliya Pituach, Israel 46728


         The Employee:              ___________________

                                            -------------------

-------------------

12.2 A stamp or a receipt on behalf of the postal service which evidences the time of delivery of the notice shall constitute conclusive evidence as to the date of delivery and no party shall claim that a notice delivered as aforesaid has not been received by such party.




-------------------------                            -------------------------
M-Wise Inc.                Employee

M-WISE INC.
IRREVOCABLE PROXY AND POWER OF ATTORNEY



I, the undersigned, ______________, hereby appoint [__________] or whoever shall replace him as trustee pursuant to M-Wise Inc.'s Israel Stock Option Plan (2003)
(2003) (hereinafter: the "Trustee", the "Company" and the "Plan" respectively) as my proxy to participate and vote (or abstain) for me and on my behalf as he at his sole discretion of shall deem appropriate, on all matters at all meetings of stockholders of the Company (whether ordinary, extraordinary or otherwise), on behalf of all the shares and/or options of the Company held by the Trustee on my behalf and hereby authorize and grant a power of attorney to the Trustee as follows:

I hereby authorize and grant power of attorney to the Trustee for as long as any shares or options which were allotted or granted on my behalf are held by the Trustee or registered in his name, or for as long as the certificates representing any shares are held by the

Trustee, to exercise every right, power and authority with respect to the shares and/or options and to sign in my name and on my behalf any document (including any agreement, including a merger agreement of the Company or an agreement for the purchase or sale of assets or shares (including the shares of the Company held on my behalf) and any and all documentation accompanying any such agreements, such as, but not limited to, decisions, requests, instruments, receipts and the like), and any affidavit or approval with respect to the shares and/or options or to the rights which they represent in the Company in as much as the Trustee shall deem it necessary or desirable to do so. In addition and without derogating from the generality of the foregoing, I hereby authorize and grant power of attorney to the Trustee to sign any document as aforesaid and any affidavit or approval (such as any waiver of rights of first refusal to acquire shares which are offered for sale by other stockholders of the Company and/or any preemptive rights to acquire any shares being allotted by the Company, in as much as such rights shall exist pursuant to the Company's corporate documents as shall be in existence from time to time) and/or to make and execute any undertaking in my name and on my behalf if the Trustee shall, at his sole discretion, deem that the document, affidavit or approval is necessary or desirable for purposes of any placement of securities of the Company, whether private or public (including lock-up arrangements and undertakings), whether in Israel or abroad, for purposes of a merger of the Company with another entity, whether the Company is the surviving entity or not, for purposes of any reorganization or recapitalization of the Company or for purposes of any purchase or sale of assets or shares of the Company.

This Proxy and Power of Attorney shall be interpreted in the widest possible sense, in reliance upon the Plan and upon the goals and intentions thereof, and in accordance with the instructions of the Board of Directors of the Company (the "Board") (including any committee designated by the Board pursuant to the Plan) and its determinations.

This Proxy and Power of Attorney shall expire and cease to be of force and effect immediately after the consummation of the initial public offering of the Company's stock, pursuant to an effective registration statement, prospectus or similar document in Israel or such other jurisdiction as is determined by the Board and shall be irrevocable until such time as the rights of the Company and the Company's stockholders are dependent hereon. The expiration of this Power of Attorney shall in no manner effect the validity of any document (as aforesaid), affidavit or approval which has been signed or given as aforesaid prior to the expiration hereof and in accordance herewith.


IN WITNESS WHEREOF, I have executed this Proxy and Power of Attorney on the __ day of _______, 200_.

----------------



M-WISE INC.

         Date: ______________

The Income Tax Commissioner
Assessing Officer
M-Wise Inc... ("M-Wise")
[_____________] or whoever shall
replace him as trustee pursuant
to M-Wise's Israel Stock Option Plan (2003) (the "Trustee")


Dear Sir/Madam,


Re: Letter of Consent, Approval and Undertaking

I hereby confirm as follows:

1. I agree that the arrangement provided for in Section 102 of the Income Tax Ordinance shall apply in its entirety to the options and the shares due to me from M-Wise, and to myself.

2. I hereby give my written consent to the trust documents signed on [ ____________ ] between M-Wise and the Trustee (hereinafter:
the "Trust Documents").

3. I agree that should bonus stock be issued with respect to the shares which were allotted on my behalf by way of an "approved allotment" or which are subject to the options which were granted to me, such bonus stock shall be allotted to the Trustee and shall be registered in his name and the provisions of Section 102 of the Income Tax Ordinance (the "Ordinance") and the Income Tax Rules (Tax Relief on Shares Issued to Employees), 5749-1989 (the "Commissioner's Rules") shall apply to the said shares as if they were the original shares with respect to which they were allotted and that the Trustee's undertakings pursuant to the Trust Documents shall also apply accordingly to the bonus stock.

4. I hereby undertake to the Income Tax Commissioner and the assessing officer neither to request nor demand a tax exemption pursuant to Sections 97(a) or 104 of the Income Tax Ordinance or pursuant to an exemption from taxes in the context of a merger of Company s for the transfer of shares allotted to me or which are subject to the options granted to me pursuant to the plan, prior to my payment of the applicable tax with respect to these shares pursuant to the Ordinance and the Commissioner's Rules and likewise I undertake not to transfer the shares, by way of a transfer which is exempt from tax prior to the payment of the applicable tax.

6. I agree that the Trustee and M-Wise shall inform the assessing officer pursuant to Section 4(b) of the Commissioner's Rules that they are holding this approval.


             -----------------
                                            Employee's Name